July 8, 2019

BNY Mellon Investment Portfolios:

Technology Growth Portfolio

Supplement to Current Summary Prospectus and Prospectus

Effective October 1, 2019, the following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Erik A. Swords is the fund's primary portfolio manager, a position he has held since March 2019.  Mr. Swords is a director and senior research analyst on the global research team at Mellon Investments Corporation (Mellon), an affiliate of BNY Mellon Investment Adviser, Inc.  Mr. Swords is also an employee of BNY Mellon Investment Adviser, Inc.

*********

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Erik A. Swords is the fund's primary portfolio manager and is primarily responsible for managing the fund's portfolio.  Mr. Swords has been a primary portfolio manager of the fund since March 2019.  Mr. Swords is a director and senior research analyst on the global research team at Mellon Investments Corporation, an affiliate of BNY Mellon Investment Adviser, Inc.  He has been employed by Mellon or a predecessor company of Mellon since December 2005, and by BNY Mellon Investment Adviser, Inc. since 2005.  Mr. Swords manages the fund in his capacity as an employee of BNY Mellon Investment Adviser, Inc.

0175STK0719